Generation Zero Group

Shareholder Meeting
Key Stakeholders
September 24, 2014

Statements in this document may be "forward-looking statements" within the meaning of Federal securities laws. The matters discussed herein that are forward-looking statements are based on current management expectations that involve risks and uncertainties that may result in such expectations not being realized. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous potential risks and uncertainties including, but not limited to, the need to manage our growth and integrate new businesses, our ability to develop strategic relationships, our ability to compete with other technology, data and software companies, technology risks, and other risks and factors. Such forward-looking statements speak only as of the date on which they are made, and Generation Zero Group, Inc. and Find.com, Inc. do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation.

Topics for Today

- Accomplishments To Date
- Current State of the Business
- Go-Forward Strategy
- Email questions throughout the meeting to:

  tina.cheney@generationzerogroup.com

Accomplishments To Date

GNZR Management Team



Richard M. Morrell
CEO, President



Christine (Tina) Cheney
CFO, Secretary



Brian Waldo
CIO

Accomplishments provide a firm foundation



2013
2014
Q1
Q2
Q3
Q4
Q1
Q2
Q3
GNZR Public Company Restructure
Consultants complete delinquent 2010-2012 Audits and SEC filings
Consultants complete Q1/13 SEC filings; Change of Control & contract new Management Team
Executive search completed; Richard Morrell new GNZR CEO/Director
Financing and Existing Debt Forbearance/Extension
Q3 2012 Bridge and Convertible Debt: Funds GNZR cleanup and delinquent filings; legal; find.com launch
Morrell Debt: Funds GNZR operations/legal & Find.com, Inc.
Forbearance/Extensions obtained from GNZR note holders
Q3 2014 Raise to fund Find.com expansion
Find.com, Inc. (e-marketplace built around www.find.com URL)
Launch of Find.com as comparative shopping site
Engage Revenue-Share Partners to provide traffic
Migrate to New Magento platform; add shopping cart
Engage Dedicated in-house Content Manager
Legacy Google indexing penalty removed
Direct Sales; Expand Revenue & Traffic Partners

Find.com Performance Metrics to Date


Page Views
9,000,000
8,000,000
7,000,000
6,000,000
5,000,000
4,000,000
3,000,000
2,000,000
1,000,000
0
2013 Q2
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3 (Estimated)


Revenue
45,000
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
2013 Q2
2013 Q3
2013 Q4
2014 Q1
2014 Q2
2014 Q3 (Estimated)

Social Media to Date

Google+	1,720 followers 9.3 Million page views
Pinterest	49 Boards 6,654 Pins 818 Followers
Facebook	4.3 out of 5 Rating 3,454 Page Likes
Twitter	3,009 Tweets 891 Followers

Content Created Exclusively for Find.com

- 104 unique articles
- 79 unique content pages
- 22.4% Bounce Rate in September, well below industry standard
- 4:21 Average Session Duration in September, which is about four times the industry average

Current State of the Find.com Business

WHY SEARCH WHEN YOU CAN FIND

How We Generate Traffic & Turn it into Revenue



SOURCES OF TRAFFIC
FUNCTIONALITY OF THE SITE
REVENUE STREAMS
TRAFFIC PARTNERS
SOCIAL NETWORKING
SEARCH ENGINE OPTIMIZATION
BRAND AWARENESS ORGANIC
BLOG – SEO, social networking content, product promotion, newsletter, customer engagement
SOCIAL NETWORKING CONTENT – Facebook Page, Pinterest Page, Google+ Page, User comments & forums, product promotion
PRODUCT SALES – Affiliate Sales, Direct Products, Innovators Corner, Marketplace
ADVERTISEMENTS – Cost per Click, Cost/Impression, Arbitrage, Video
OTHER SALES – Jobs, Travel
COMING SOON – Mobile App, Proprietary Affiliate Network, Proprietary Ad Server
DIRECT PAYMENTS FROM TRAFFIC PARTNERS
DIRECT PAYMENTS FROM AFFILIATE SALES
PAYMENTS FROM DIRECT ADVERTISING SERVICES
JOBS & TRAVEL INCOME
PAYMENTS FROM AFFILIATE NETWORK ADVERTISERS
PAYMENTS FROM AD SERVER CUSTOMERS
NOTE: Darker shades represent more developed initiatives. Orange means coming soon.

www.FIND.com – Home Page



Shopping
Jobs
Deals & Coupons
Blog
Travel
My Account
Wishlist
Checkout
(0) ITEM
7
8
5
9
4
1
Search entire store here...
6
2
Accessories
Clothing
Electronics
Health & Beauty
Home & Garden
Shoes
Sports & Outdoors
Recently Added
Portable Wireless Speaker For iPhone & Android
Take your sound anywhere with this convenient speaker
Save Big!
3
Shop Now >>
ZocDoc
See a dentist or doctor in your city in 24 hours
Book Online
10
Find.com Featured
11
Online Shopping Tips to Keep Your Personal Information Safe & Secure
Online shopping is the most convenient and efficient way to get the goods you want at the best price. You know that and (as a price comparison shopping network) we know that. Unfortunately, online hackers know that, too; especially during the busy holiday season when millions of people are shopping online to buy gifts...
Hot Product Deals
McAfee Total Protection 2014 for 3 PCs
Retail: $79.00 Your Price: $13.99

Explanation of RED Numbering on Slide 9

1 – Basic product search box

2 – Catalog bar

3 – Featured product that Find.com sells directly

4 – Shopping cart

5 – Link to content blog

6 – Links to Find.com's social networking pages

7 – Link to Jobs opportunities

8 – Link to Deals and Coupons

9 – Travel

10 – Paid advertisements

11 – Selections of current content which clicks through to the content blog

www.FIND.com – Key Pages

CATEGORY PAGE


Televisions
Computers
Cameras
Audio & Video
Electronics

PRODUCT PAGE


Digital

BLOG


Find.com Blog

PINTEREST


Find.com
6 DECORATING RULES to live by

Go-Forward Strategy

Near-term Features | Competitor Comparison

	Find.com	Ebay	Pricegrabber	Shopping.com	Shopzilla	Amazon	The Find
Affiliate Listings	✓		✓	✓	✓		✓
Direct Products	✓					✓	
Marketplace	✓	✓				✓	
Inventor Corner	✓						
Mobile App	✓	✓	✓			✓	✓
Blog Content	✓						
Video Content	✓						
Product Reviews	✓					✓	

No other e-Marketplace we're aware of comes close to the broad range of features in Find.com's near-term strategy.

FIND.COM has the Broadest Range of Features


zappos.com
target.com
DIRECT
walmart.com
Find.com
WHY SEARCH WHEN YOU CAN FIND
bestbuy.com
amazon.com
overstock.com
etsy.com
MARKETPLACE
ebay.com
pricegrabber.com
AFFILIATE
shopping.com
TheFind.com
Google shopping
ENTREPRENEURS/
INVENTIONS
thegrommet.com

Marketing Strategy



Patrick Anderson
New CMO of Find.com

IMMEDIATE OPPORTUNTIES:

- ✓ Access to Extensive Personal Network and Industry Experts
- ✓ Find.com Affiliate Network
- ✓ Mobile / Social Ad Server
- ✓ Exclusive Product Lines
- ✓ Quality Traffic Generation
- ✓ Multiple Streams of Revenue

ADDITIONAL OPPORTUNITIES:

- ✓ Mobile App Strategy
- ✓ Holiday e-commerce Sales
- ✓ Video Product Reviews
- ✓ Integrated Product Data Feeds
- ✓ Branding and Customer Loyalty

Grow Retail Segment

Immediate Retail Initiatives:

- Analyze user behavior to optimize look and feel of the site
- Optimize product offerings and revenue conversion rates based on sales data
- Hire Product Merchandiser to source and promote consumer products based on current retail trends.
- Optimization for Mobile Browser

Direct Product Expansion Benefits:

- Higher Margin than referral model
- Collect funds immediately from customer
- Can adjust offerings based on what's hot, seasonality, or what we can get a good deal on
- Recently entered agreement that gives us access to innovative new products: "Innovator Corner"

Search Engine Optimization (SEO)

SEO Key Points:

- SEO is the process of optimizing search results within widely used search engines like Google, Bing and Yahoo. Traffic sourced from search engines is known as organic and is considered optimal due to low cost and overall volume potential, as well as its ability to generate revenue.

- Site was not indexing on Google when current Management took over
  - Succeeded in removing penalty in June
  - Already over 14,000 pages indexing on Google
  - Now rank on Page 1 of Google results for some key search terms

- Same partner who removed Google penalty is now leading our SEO efforts

Mobile App Strategy

Industry trends suggest that Find.com would benefit from a mobile app strategy.

IBM IBM Digital Analytics Benchmark, 9/14:

Mobile Traffic and Sales: In August, mobile traffic accounted for 41.5 percent of all online traffic, up 34 percent compared to the same period last year. Mobile sales saw strong growth, up nearly 39 percent, reaching 17.8 percent of all online sales.

Smartphones Browse, Tablets Buy: Smartphones drove 27 percent of all online traffic compared to tablets at 13.8 percent, making it the browsing device of choice.



US Retail Mcommerce Sales, 2011-2017
billions, % change and % of retail ecommerce
$13.63
$24.81
$38.84
$53.41
$71.16
$92.39
$108.56
168.9%
82.0%
56.5%
37.5%
33.2%
29.8%
25.0%
7.0%
11.0%
15.0%
18.0%
21.0%
24.0%
17.5%
2011
2012
2013
2014
2015
2016
2017
Retail mcommerce sales
% change
% of retail ecommerce
Note: includes products or services ordered using the internet via mobile devices, regardless of the method of payment or fulfillment; excludes travel and event ticket sales
Source: eMarketer, April 2013
154273
www.eMarketer.com

FORRESTER



Mobile device adoption will grow.[3]
2017
2012
651M
154M
TABLET USERS
2.4B
1.2B
SMARTPHONE USERS

ebay CEO John Donahue reported total mobile commerce sales exceeded $22 billion in mobile sales for 2013.

Marketplace

The Find.com Marketplace allows 3rd party sellers to list their products and sell directly through Find.com.

- **3rd party sellers will enable Find.com to grow its product results on the site without having to manage the inventory.**
- **Revenue is incurred immediately after sale.**
- **Opportunity for people to buy and sell unique products that they may not be able to find through other channels.**



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Generation Zero Group

Generation Zero Group, Inc.

Public information found on www.generationzerogroup.com and www.sec.gov/edgar:

- Following every quarter
- Following any major event
- Prior to any shareholder meeting

Stock symbol: GNZR

- Currently listed on OTC – QB
- Evaluate other exchanges in the future
- DTC Eligible

Financing round:

- Limited offering to fund Find.com for up to $500,000
- To be raised in stages
- Preliminary indications of interest of $180,000 to date

Questions?

Now:

Email: tina.cheney@generationzerogroup.com

Any Time:

Phone:

General Inquiries: (470) 809-0707

Email:

General Inquiries: info@generationzerogroup.com
Investor Related: investor@generationzerogroup.com
Richard Morrell: richard.morrell@generationzerogroup.com

Mailing Address:

13663 Providence Road
Suite #253
Weddington, NC 28104